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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1999


                               CALDERA CORPORATION


             (Exact name of registrant as specified in its charter)


            Florida                                      1-12023
(State or other jurisdiction of incorporation)    (Commission File No.)



    133 Richmond Street West                              M5H 2L3
           Suite 401                                     (Zip Code)
    Toronto, Ontario
            Canada
(Address of principal executive offices)


       Registrant's telephone number, including area code: (416) 777-0477


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Item 1.  Change of Control

         Pursuant to the exchange transaction described in Item 2, there has been a change in control of Caldera Corporation ("Registrant") as a result of
(i) the issuance of 5,087,500 shares of Common Stock of the Registrant to the holders of the Common Stock of Level Jump Financial Group, Inc., a Colorado corporation ("Level Jump"), and (ii) the appointment in seriatim of Robert Landau, David Roff, Brice Scheschuk and Glen Akselrod as directors of the Registrant upon the increase in the size of the board of directors and resignation of the three former directors of the Registrant.

         In addition, the former officers of the Registrant offered for sale and sold to a number of persons including Mr. Landau and Mr. Roff, additional shares of Common Stock of the Registrant in a separate transaction. In this transaction, Mr. Landau acquired 780,573 shares of Common Stock of the Registrant and Mr. Roff acquired 526,000 shares of Common Stock of the Registrant.

         Certain disclosure about the directors, officer and principal stockholders of the Registrant after consummation of the exchange transaction is attached as Exhibit 99.1 to this Form 8-K

         Descriptions of securities of Level Jump that will remain outstanding after the October 28, 1999 exchange transaction are described in Exhibit 99.1 to this Form 8-K.


Item 2.

         On October 28, 1999 the Registrant and Level Jump consummated an exchange transaction pursuant to an Agreement and Plan of Exchange dated October 20, 1999 ("Exchange Agreement"), whereby the Registrant acquired Level Jump as a wholly owned subsidiary by the exchange of all of the currently outstanding common stock of Level Jump for 5,087,500 shares of its Common Stock ("Exchange Transaction").

         Notwithstanding the Exchange Transaction, the Class A Preferred Stock and Class B Preferred Stock of Level Jump (described in Exhibit 99.1 to this Form 8-K) will remain outstanding after the Exchange Transaction, but the Registrant has agreed to enter into another series of exchange agreements to exchange the outstanding Level Jump Series A Preferred Stock and Series B Preferred Stock for similar preferred stock of the Registrant with equivalent rights of voting, dividends and liquidation rights and the outstanding exchangeable preferred stock of thestockpage.com inc. with similar exchangeable rights into 5,912,500 shares of Common Stock. This will require an amendment to the Certificate of Incorporation of the Registrant to create a class of preferred stock and delegate to the board of directors of the Registrant the authority to create series of preferred stock with specific terms. This amendment will require the authorization of the holders of the Common Stock of the Registrant. The exchange will also require the Registrant to enter into various agreements with the holders of the Class A Preferred Stock and the Class B Preferred Stock, none of which will require the approval of the stockholders of the Registrant.

         Under the Exchange Agreement, the Registrant has agreed to adopt the Level Jump 1999 Performance Equity Plan as an incentive and award plan of the Registrant. The plan will represent 2,750,000 shares of Common Stock of the Registrant of which 1,375,000 shares will be reserved for awards previously granted thereunder.







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         The exchange ratios for the Level Jump common stock for shares of
Common Stock of the Registrant were determined by negotiation between the directors and officers of the Registrant and the principal stockholders of Level Jump.

                    Certain Information about the Registrant

         The Registrant was formerly engaged in the mining business which was terminated in 1997. Since that time, the Registrant has been an inactive company. The Registrant is a reporting company under the Securities Exchange Act of 1934, as amended.

                      Certain Information about Level Jump

         Level Jump provides financial public relations on the Internet through its web site www.thestockpage.com. The current business plan of Level Jump will be to build upon the financial public relations and its other financial services to create a comprehensive source for on-line financial services.

Financial Public Relations

         Level Jump owns 100 percent of thestockpage.com. thestockpage.com has been providing on-line financial public relations services to small- and micro-cap companies for over two years and has built up a member base of approximately 30,000 users. thestockpage.com provides a free newsletter to its members that contains public relations and marketing information about its clients. thestockpage.com has been profitable since shortly after inception. The web site provides market information to members including free real-time stock quotes, news, market highlights and SEC company reports through a service agreement with InfoSpace.com. thestockpage.com plans to continue to grow its financial public relations services and related revenues.

On-Line Financial Services

         Financial services have begun to explode on the Internet. Financial portals and on-line brokerage have become very popular and account for a noticeable percentage of web traffic. Current research indicates that on-line users of all types of financial services are expected to grow rapidly and in significant numbers over the next five to ten years as more and more people operate on-line and become comfortable with on-line financial technology. Presently, there are few, if any, comprehensive financial services companies operating on-line. Those that offer more than one or two services typically provide weak financial data and spotty content.

         Level Jump is in the early stages of developing a financial portal that will be launched at www.leveljump.com and that it intends to be a precursor to offering comprehensive financial services to its members over the Internet. Level Jump intends to launch in a carefully staged and controlled manner, a suite of on-line financial services as follows:

 .          financial portal with free financial data and content
 .          real-time market data including NASDAQ Level II
 .          trading
 .          offerings
 .          banking including deposits, credit cards, mortgages, loans and bill payments
 .          wealth management including hedge funds and mutual funds




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 .          insurance including life, health, home and auto
 .          financial planning.

         In addition to building some of these financial services itself, Level Jump will seek and enter joint ventures and other arrangements with highly visible financial services companies for other of these services. Level Jump believes that using its resources and obtaining the products of others will allow it to use capital efficiently and build the web site expeditiously. Moreover, using the services of others will provide important name recognition and reduce regulatory hurdles.

         In the broadest sense, Level Jump will provide both free and paid financial services to customers in the U.S. marketplace. Free services have been broadly categorized into tools, quotes, news, charts, market data, research data, industry data, reference and community. Paid services have been identified as trading, offerings, banking (including deposits, loans, mortgages, credit cards and bill payments), wealth management, insurance (including life, health, home, auto, renters) and market data.

Organization

         Level Jump was organized under the laws of the State of Colorado on March 29, 1999. On June 1, 1999, Level Jump acquired a 100 percent interest in thestockpage.com inc., a corporation formed under the laws of the Province of Ontario, Canada. On July 29, 1999, Level Jump established Level Jump Asset Management Inc. as a wholly owned subsidiary under the laws of the State of Delaware. The offices of Level Jump and thestockpage.com inc. are 133 Richmond Street West, Toronto, Ontario, Canada, M5H 2L3. The offices of Level Jump Asset Management Inc. are in New York City, New York.


Item 7.  Financial Statement and Exhibits

         (a) The financial statements of the Registrant and Level Jump will be filed within 60 days of the event causing this report.

         (b) Pro forma financial information required hereunder will be filed within 60 days of the event causing this report.

         (c)      The following documents are filed herewith as exhibits:


               2.1 Agreement and Plan of Exchange dated October 20, 1999 (without exhibits).

               4.1 Voting Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.

               4.2 Voting Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.


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               4.3  Voting Agreement between David Roff and Brice Scheschuk, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

               4.4 Voting Agreement between David Roff and Glen Akselrod, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

               4.5 Option Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

               4.6 Option Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

               4.7 Option Agreement between David Roff and Brice Scheschuk, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

               4.8 Option Agreement between David Roff and Glen Akselrod, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

               4.9 Voting and Exchange Agreement among thestockpage.com inc., Level Jump and Robert Landau

               4.10 Voting and Exchange Agreement among thestockpage.com inc.,
                    Level Jump and David Roff

               4.11 Support Agreement between Level Jump and thestockpage.com inc.

               10.1 Employment Agreement between Level Jump and Mr. Robert
                    Landau.

               10.2 Employment Agreement between Level Jump and Mr. David Roff.

               10.3 Performance Equity Plan of Level Jump Financial Group, Inc.
                    dated May 1, 1999

               99.1 Description of Directors, Officers and Principal
                    Stockholders and Related Matters

               99.2 Statement of Risk Factors


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALDERA CORPORATION



                                  /S/ ROBERT LANDAU
                              ------------------------------
                              Name:    Robert Landau
                              Title:   President


Date: November 3, 1999




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